SUBSIDIARY GUARANTEE

            SUBSIDIARY GUARANTEE ("Guarantee"), dated as of May 8, 1998 by DUNKIRK INTERNATIONAL GLASS AND CERAMICS CORPORATION and ADVANCED PARTICLE TECHNOLOGIES, INC. (each a Guarantor, together "Guarantors"), in favor of and for the benefit of THE ARIES FUND, A CAYMAN ISLAND TRUST, and ARIES DOMESTIC FUND, L.P. (each a "Guaranteed Party," together, the "Funds").

            The Funds and Conversion Technologies International, Inc. ("CTI"), have entered into a Senior Secured Line of Credit Agreement of even date herewith (the "Credit Agreement") pursuant to which the Funds have provided a line of credit (the "Line of Credit") to CTI.

            Guarantors are subsidiaries of CTI and, thus, the Line of Credit obligations of CTI under the Credit Agreement are being incurred for and will inure to the benefit of Guarantors.

            Guarantors desire to irrevocably and unconditionally guarantee the obligations now existing or hereafter arising of CTI, including without limitation its obligations under the Credit Agreement, the Notes, the Warrants and the Security Agreement (collectively, the "Guaranteed Obligations").

            The Funds have required that this Guarantee be executed and delivered by Guarantors at or prior to the provision of funding under the Credit Agreement.

            In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantors hereby agree as follows:

            1. Definitions. Capitalized terms not otherwise defined in this Guarantee are used herein with the same meanings therefor set forth in the Credit Agreement.

            2. Guarantee. Guarantors hereby irrevocably and unconditionally guarantee the full and punctual payment of all Guaranteed Obligations when any of the same shall become due and payable, whether at stated maturity, by required payment, declaration, acceleration, demand or otherwise (including amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. (362(a)) and agree to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by the Funds in enforcing any rights under this Guarantee together with any accrued but unpaid interest on the Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition of bankruptcy with respect to CTI or any subsidiary, would have accrued on such Guaranteed Obligations).

            3. No Release. Guarantors agree that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that Guarantors will remain bound by this Guarantee notwithstanding any extension, renewal or other alteration of any Guaranteed Obligation.
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            4. Obligations Absolute. Guarantors waive presentation of, demand of, notice of dishonor and protest of any Guaranteed Obligation and also waives notice of protest for nonpayment. The obligations of Guarantors under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

            (a) change in manner, place or terms of payment (including the currency thereof) of, and/or change or extension of the time of payment of, renewal or alteration of, any of the Guaranteed Obligations or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) sale, exchange, release, surrender, realization upon or other alteration in any manner and in any order of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;

            (c) settlement or compromise of any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordination of the payment of all or any part thereof to the payment of any liability (whether due or not) of CTI or any subsidiary;

            (d) application of any sums by whomsoever paid or howsoever realized to any liability or liabilities of CTI or any subsidiary, including by any other guarantor of any Guaranteed Obligations to the Funds regardless of what liability or liabilities of CTI or any subsidiary remain unpaid;

            (e) actions or failure to act in any manner referred to in this Guarantee which may deprive Guarantors of their rights to subrogation against CTI or any subsidiary to recover full indemnity for any payments made pursuant to this Guarantee;

            (f) failure of either of the Funds to assert any claim or demand or to enforce any right or remedy against CTI or any subsidiary, any successor thereto or any other guarantor of the Credit Agreement, or the Notes, the Warrants or the Security Agreement or any other agreement or otherwise; or

            (g) rescission, waiver, extension, renewal, amendment or modification of any of the terms or provisions of the Credit Agreement, the Notes, the Warrants or the Security Agreement, or any instrument or agreement executed pursuant thereto.

            (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, CTI or any subsidiary or the Guarantor.

            5. Guarantee of Payment. This Guarantee constitutes a guarantee of payment when due, and Guarantors specifically agree that it shall not be necessary or required that the Funds exercise any right, assert any claim or demand or enforce any remedy whatsoever against

CTI (or any other person) before or as a condition to the obligations of Guarantors hereunder.

            6. Unenforceabiity of Obligations. The obligations of Guarantors under this Guarantee shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by payment in full of the Guaranteed Obligations) and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, discharge of CTI and any subsidiary from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise (except by payment in full of the Guaranteed Obligations). Guarantors further agree that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, interest on or any other amount with respect to any Guaranteed Obligation is rescinded or must otherwise be restored by either of the Funds or any other person or entity upon the bankruptcy or reorganization of CTI or any subsidiary, any other Person or otherwise.

            7. Acceleration. Upon the occurrence of any Event of Default and if such default shall occur at a time when the Guaranteed Obligations may not be then due and payable, Guarantors shall pay to the Funds the full amount which would be payable under the Credit Agreement, the Notes and the Security Agreement by CTI or Guarantors if all such obligations were then due and payable.

            8. Reinstatement. If claim is ever made upon either of the Funds for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and either of the Funds repays all or part of said amount by reason of (a) any judgment, decree or order of any court not administrative body having jurisdiction over such Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by such Guaranteed Party with any such claimant (including CTI or any subsidiary), then and in such event Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the Notes, the Warrants or the Security Agreement or other instrument evidencing any liability of CTI or any subsidiary, and Guarantors shall be and remain liable to such Guaranteed Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Guaranteed Party.

            9. Waiver. Guarantors hereby waive absolutely and irrevocably, promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and any requirement that the Funds protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against CTI or any other person or entity pursuant to or in respect of this Guarantee.

            10. Set-Off. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each of the Funds is hereby authorized at any time or from time to time, without notice to Guarantors, any such notice being expressly waived, to the extent permitted by applicable law, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Funds to or for the credit or the account of Guarantors, against and on account of the obligations and liabilities of Guarantors to the Funds under this Guarantee, irrespective of whether or not the Funds shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

            11. Net Payments. (a) All payments made by the Guarantors hereunder will be made without setoff, counterclaim or other defense. All payments hereunder (including, without limitation, payments on account of principal and interest and fees) shall be made by the Guarantors free and clear of and without deduction or withholding for or on account of any present or future tax, duty, levy, impost, assessment or other charge of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein. If the Guarantors are required by law to make any deduction or withholding of any taxes from any payment due hereunder, then the amount payable will be increased to such amount which, after deduction from such increased amount of all such taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required.

            (b) If the Guarantors make any payment hereunder in respect of which they are required by law to make any deduction or withholding of any taxes, they shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Funds, within 30 days after they have made such payment to the applicable authority, a receipt issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

            (c) Without prejudice to the provisions of subsection (a) of this paragraph 11, if either Guaranteed Party is required by law to make any payment on account of taxes on or in relation to any sum received or receivable hereunder by such Guaranteed Party, or any liability for taxes in respect of any such payment is imposed, levied or assessed against the Funds, the Guarantors will promptly indemnify such person against such tax payment or liability, together with any interest, penalties and expenses (including counsel fees and expenses) payable or incurred in connection therewith, including any tax on the Funds arising by virtue of payments under this subsection (c) of this paragraph 11, computed in a manner consistent with subsection (a) of this paragraph 11. A certificate as to the amount of such payment by such Guaranteed Party, absent manifest error, shall be final, conclusive and binding upon all parties hereto for all purposes. Such Guaranteed Party agrees to use reasonable efforts to inform the Guarantors of any such taxes affecting it that are imposed by any jurisdiction after it becomes aware of any such taxes being imposed.

            12. Amendment and Waiver. No amendment, modification, termination or waiver of any provision of this Guarantee, or consent to any departure by Guarantors herefrom, shall in any event be effective without the written concurrence of the Funds or as otherwise provided in the Credit Agreement. No waiver of any single breach or default under this Guarantee shall be deemed a waiver of any other breach or default. All notices, requests, demands or other communications to or upon Guarantors or the Funds shall be in writing and shall be deemed to have been duly given or made, as provided in the Credit Agreement.

            13. Successors and Assigns. This Guarantee shall be binding upon Guarantors and their successors and assigns and shall inure to the benefit of the respective successors and assigns of the Funds and, in the event of any transfer or assignment of rights by the Funds, the rights and privileges herein conferred upon the Funds shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

            14. Governing Law. This Guarantee shall be deemed to be made under, shall be governed by law, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflict of laws.

            15. Jurisdiction and Service. All judicial proceedings brought against Guarantors with respect to this Guarantee may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Guarantee. Guarantors accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guarantee. Nothing herein shall affect the right of any Agent to bring proceedings against Guarantors in the courts of any other Jurisdiction.

      IN WITNESS WHEREOF, the undersigned Guarantors have caused this Guarantee to be duly executed as of the day and year first above written.

                                        ADVANCED PARTICLE TECHNOLOGIES, INC.

                                        By: /s/ William Amt
                                            --------------------------------
                                        Name:  William Amt
                                        Title: President


                                        DUNKIRK INTERNATIONAL GLASS AND
                                        CERAMICS CORPORATION

                                        By: /s/ William Amt
                                            --------------------------------
                                        Name:  William Amt
                                        Title: President